土地租用契約 (Land Lease Agreement)

出租人（代持人）Lessor (Nominees):：丁慧華 Ting Huei-Hua、方雅蓉 Fang ,Ya-Rong、方溪泉 Fang, Hsi-Chuan

承租人（公司）Lessee (Company)：AiBtl BioPharma Inc.契約條款：Terms:

1. 土地位置：埔里鎮牛尾段地號 0049-0000 至 0049-0004，共五筆地。Land location: Section Niouwei, Puli Township, Parcel Numbers 0049-0000 to 0049-0004.
2. 承租用途：農業試驗/設施農業營運。Purpose of lease: Agricultural trials/facility farming operations.
3. 租期 Term:：自 2024 年 4 月 1 日起至 2025 年 6 月 30 日止，或至土地完成過戶至耘之藝股份有限公司為止（以較晚日期為準）。From March 1, 2024 to June 30, 2025, or until the land is legally transferred to YunZhiYi Co., Ltd., whichever is later.
4. 租金 Rent:：每年新台幣 1 元，象徵性租金，雙方同意不實收。TWD 1 per year as symbolic rent, not actually collected.
5. 承租人有優先承購及日後過戶優先權。The Lessee shall have first right of refusal and title transfer priority in the future.
6. 未經同意，出租人不得解除本契約。Lessor shall not terminate this contract without consent of the Lessee.

本契約為雙方確認土地實質控制與使用之法律依據，並得提供審計或會計師作為憑據。This agreement serves as legal confirmation of the Lessee’s substantive control and use of the land and may be provided to auditors and accountants as supporting documentation.

本契約一式兩份，雙方各執一份為憑。This agreement is made in two original copies, one held by each party.

立約人簽章：Signatures:

出租人（Lessor）：

丁慧華 丁慧華

方雅蓉 方雅蓉

方溪泉 方溪泉

簽署日期 Date: 2024年 4 月 1 日

承租人（Lessee）：AIBTL BioPharma Inc.

For and on behalf of
AIBTL BioPharma, Inc.

代表人 Representative: ______

Authorised Signature(s)

簽署日期 Date: 2024年 4 月 1 日